UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 24, 2008
AMICAS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25311	59-2248411

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Guest Street, Boston, MA	02135

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 617-779-7878
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED MARCH 24, 2008

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(a), (e) and (f): Not applicable.
(b) and (d): On March 24, 2008, AMICAS, Inc. (“AMICAS” or the “Company”) announced that Joseph D. Hill will resign from his position as senior vice president and chief financial officer of the Company, effective April 4, 2008. Mr. Hill will become a member of the Company’s Board of Directors. Mr. Hill is not initially expected to serve on any committees of the Board. Mr. Hill will receive compensation from the Company for his service on the Board on the same terms as other non-employee members of the Board.
(c): On March 24, 2008, the Company also announced that Kevin Burns, age 37, has been promoted to senior vice president and chief financial officer. Mr. Burns will be paid an annual base salary of $210,000.00 per year and is eligible to receive an annual performance-based cash bonus of up to $100,000.00 upon the achievement of certain corporate revenue, orders and operating income performance goals. He also is eligible to receive a quarterly performance-based cash bonus of up to $5,250.00 for exceeding certain thresholds for sales orders for the corresponding quarter. In addition, he is eligible to receive an annual stock price performance cash bonus, subject to the attainment of an average stock price per share for the 2008 calendar year, of up to $100,000.00. Upon his promotion, the Board of Directors shall grant Mr. Burns options to purchase 200,000 shares of the Company’s common stock. In addition, Mr. Burns will receive an automobile allowance in the amount of $12,000.00 per year.
     Mr. Burns joined AMICAS in November 2004 and most recently served as the Company’s vice president of finance and corporate development, managing corporate planning and analysis, commercial operations, and corporate development initiatives, including acquisitions and strategic alliances. Prior to joining AMICAS, Mr. Burns was responsible for financial planning and analysis at publicly traded NMS Communications, a telecom equipment provider of technologies and solutions for wireless applications and infrastructure. Previously, Mr. Burns was the director of corporate development at Demantra, Inc. He has also held senior management positions in finance and strategic planning at MAPICS, Inc., a publicly held software company that was ultimately sold to a multi-national company. Mr. Burns holds a Masters in Business Administration from F.W. Olin Graduate School of Business at Babson College and a Bachelor of Science from Babson College.
     There is no family relationship between Mr. Burns and any director, executive officer, or person nominated or chosen by AMICAS to become a director or executive officer. In addition, there are no transactions between AMICAS and Mr. Burns or any member of Mr. Burns’ immediate family of the type set forth in Item 404(a) of Regulation S-K.
     A copy of the press release relating to these events is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d)            Exhibits.
99.1          Press Release dated March 24, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICAS, INC.
By:	/s/ Stephen N. Kahane, M.D.
	Name:	Stephen N. Kahane, M.D.
	Title:	Chief Executive Officer and Chairman

Date: March 24, 2008

EXHIBIT INDEX

Exhibit Number	Description

(d)	Exhibits.

99.1	Press Release dated March 24, 2008.